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                                                                    EXHIBIT 10.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Form 20-F of our report dated January 30, 2002, included in the Company's 2001 Annual Report previously filed on Form 6-K (as amended), and to the incorporation by reference of our report included in this Form
20-F into the Company's previously filed Registration Statements on Form S-8, File No. 33-28473, Form S-8, File No. 333-6958, Form S-8, File No. 333-11178,
Form F-3, File No. 33-51798, Form F-3, File No. 33-96994, and Form F-3, File
No. 333-6960. It should be noted that we have not audited any financial statements of the Company subsequent to November 30, 2001 or performed any audit procedures subsequent to the date of our report.

                                          /s/ ARTHUR ANDERSEN LLP

New York, New York
May 27, 2002